Exhibit 10.1

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [**], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SEVENTH AMENDMENT TO

SERVICE AGREEMENT

THIS SEVENTH AMENDMENT TO SERVICE AGREEMENT (“Amendment”) is entered into as of April 29, 2026 (“Amendment Effective Date”), by and between Dave Operating LLC f.k.a. Dave, Inc., a Delaware limited liability company (“Customer”), and Galileo Financial Technologies, LLC, a Delaware limited liability company (“Galileo”).

A. Customer and Galileo are parties to that certain Service Agreement dated March 18, 2020, as amended (“Agreement”) and supplemented including by addenda from time to time. Capitalized terms used herein but not defined have the meanings given to them in the Agreement.

B. Pursuant to Section 12.9 of the Agreement, the Agreement may be amended upon the written approval of Customer and Galileo. Customer and Galileo desire to amend the Agreement as set forth herein.

In consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

1.
Amendment. Customer and Galileo hereby agree to amend the Agreement as follows:

1.1 Text Messages. “Processing Fees: Event Pricing” chart of Exhibit C by inserting the following additional line item under a new category named “Cardholder Notifications”:

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1.2 Data Processing. Section 2.6(e) of the Agreement titled “CCPA Compliance” is hereby deleted in its entirety and replaced with the following:

“(e)Data Processing Addendum. The parties acknowledge and agree that the processing of any personal information shall be governed by the terms and conditions of the Data Processing Addendum, a copy of which is attached to this Agreement as Exhibit E and incorporated herein by reference.”

2.Miscellaneous. This Amendment constitutes the entire agreement between Customer and Galileo concerning the subject matter of this Amendment. Except as explicitly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

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Galileo – Dave Seventh Amendment to Service Agreement

IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the Amendment Effective Date, they are duly authorized to sign on behalf of and legally bind the applicable entity named below by executing this Amendment.

Dave Operating, LLC: By: /s/ Kyle Beilman Name: Kyle Beilman Its: CFO	Galileo Financial Technologies, LLC: By: /s/ William Kennedy Name: William Kennedy Its: CFO

Galileo – Dave Seventh Amendment to Service Agreement

Exhibit E

Galileo Data Processing Addendum

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Galileo – Dave Seventh Amendment to Service Agreement